ForeInvestors Choice Variable Annuity

Supplement dated February 13, 2024 to your Prospectus dated May 1, 2023

Delaware VIP Real Estate Securities

The Board of Trustees of Ivy Variable Insurance Portfolios approved a proposal to liquidate Delaware VIP Real Estate Securities (“Portfolio”). The liquidation is expected to occur on or about April 30, 2024 (the “Liquidation Date”). The Portfolio will be closed to new monies effective on or about April 29, 2024.

Until April 29, 2024

•	Premium Payments. You may continue to allocate new Premium Payments to the Portfolio, including allocations via InvestEase, until April 29, 2024. If any portion of your future Premium Payments is allocated to the Portfolio’s Sub-Account after April 29, 2024, you must redirect that allocation to another Sub-Account available under your Contract, subject to applicable Investment Restrictions.

•	Sub-Account Transfers. You may continue to make Sub-Account transfers to the Portfolio, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing, until April 29, 2024.

On or About April 30, 2024

•	Contract Value. If any of your Contract Value is invested in the Portfolio’s Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account. You may transfer any Contract Value in the Portfolio’s Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date, subject to applicable Investment Restrictions.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that include transfers of Contract Value in or out of the Portfolio’s Sub-Account, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account.

•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in the Portfolio’s Sub-Account before the liquidation and in the Invesco V.I. Government Money Market Fund Sub-Account after the liquidation. Current Investment Restrictions are listed in Appendix C of the Prospectus.

•	Sub-Account Transfer Rule. The transfer of your Contract Value from the Portfolio’s Sub-Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all information and references to the Portfolio are deleted from your prospectus.

This Supplement should be retained for future reference.

FIC021324-FL